Exhibit 21.1

List of Direct and Indirect Subsidiaries of Nelnet, Inc. as of December 31, 2021

	Name	Organized in	Relationship to Nelnet Inc.	Percentage Ownership
1	1867 - AGATE20, LLC	Nebraska	Indirect Subsidiary	100.00
2	1867 - Excelsior, LLC	Nebraska	Indirect Subsidiary	100.00
3	1867 - GS20, LLC	Nebraska	Indirect Subsidiary	100.00
4	1867 - NUG21, LLC	Nebraska	Indirect Subsidiary	100.00
5	1867 - NY1, LLC	Nebraska	Indirect Subsidiary	100.00
6	1867 - RP, LLC	Nebraska	Indirect Subsidiary	100.00
7	1867 - RP20, LLC	Nebraska	Indirect Subsidiary	100.00
8	1867 - SOL21, LLC	Nebraska	Indirect Subsidiary	100.00
9	1867 - SR, LLC	Nebraska	Indirect Subsidiary	100.00
10	1867 Capital-1, LLC	Nebraska	Direct Subsidiary	100.00
11	1867-C2, LLC	Nebraska	Indirect Subsidiary	100.00
12	1867-C2-NY, LLC	Nebraska	Indirect Subsidiary	100.00
13	1867-CC22, LLC	Nebraska	Indirect Subsidiary	100.00
14	1867-SOL22, LLC	Nebraska	Indirect Subsidiary	100.00
15	1867-SOL23, LLC	Nebraska	Indirect Subsidiary	100.00
16	ACM F Acquisition, LLC	Nebraska	Indirect Subsidiary	100.00
17	Aware3, LLC	Missouri	Indirect Subsidiary	100.00
18	Aware3, LLC	Missouri	Indirect Subsidiary	100.00
19	CampusGuard, LLC	Nebraska	Indirect Subsidiary	100.00
20	CampusGuard Pty Ltd	Australia	Indirect Subsidiary	100.00
21	Community Development Opportunity Fund III, LLC	Nebraska	Indirect Subsidiary	100.00
22	Community Development Opportunity Fund V, LLC	Nebraska	Direct Subsidiary	100.00
23	Community Development Opportunity Fund VI, LLC	Nebraska	Indirect Subsidiary	100.00
24	Community Development Opportunity Fund VII, LLC	Nebraska	Indirect Subsidiary	100.00
25	Community Development Opportunity Fund VIII, LLC	Nebraska	Indirect Subsidiary	100.00
26	EFS Finance Co., LLC	Nebraska	Indirect Subsidiary	100.00
27	FACTS Education Corporation	Nebraska	Indirect Subsidiary	100.00
28	FACTS Education Solutions, LLC	Arizona	Indirect Subsidiary	100.00
29	First National Life Insurance Company of the USA, Inc.	Nebraska	Indirect Subsidiary	100.00
30	FM Systems LLC d/b/a Tuition Management Systems, LLC	Delaware	Indirect Subsidiary	100.00
31	FP Sacramento, LLC	Nebraska	Indirect Subsidiary	100.00
32	Great Lakes Educational Loan Services, Inc.	Wisconsin	Indirect Subsidiary	100.00
33	HigherSchool Publishing Company	Illinois	Indirect Subsidiary	100.00
34	Municipal Tax Investment, LLC	Nebraska	Direct Subsidiary	100.00
35	Municipal Tax Property, LLC	Nebraska	Indirect Subsidiary	100.00
36	National Education Loan Network, Inc.	Nebraska	Direct Subsidiary	100.00
37	Nelnet Academic Services, LLC	Nebraska	Direct Subsidiary	100.00
38	Nelnet Bank, Inc.	Utah	Direct Subsidiary	100.00
39	Nelnet Business Solutions - Canada, Inc.	Ontario	Indirect Subsidiary	100.00
40	Nelnet Business Solutions, Inc.	Nebraska	Indirect Subsidiary	100.00
41	Nelnet Captive Insurance Company, Inc.	Delaware	Indirect Subsidiary	100.00
42	Nelnet Community Engagement, LLC	Nebraska	Indirect Subsidiary	100.00

43	Nelnet Consumer Finance, Inc.	Nebraska	Indirect Subsidiary	100.00
44	Nelnet Diversified Solutions, LLC	Nebraska	Direct Subsidiary	100.00
45	Nelnet Education Loan Funding, Inc.	Nebraska	Indirect Subsidiary	100.00
46	Nelnet FFELP Student Loan Warehouse-I, LLC	Delaware	Indirect Subsidiary	100.00
47	Nelnet Finance Corp.	Nebraska	Indirect Subsidiary	100.00
48	Nelnet Fund Management, LLC	Nebraska	Direct Subsidiary	100.00
49	Nelnet Government Services, LLC	Nebraska	Indirect Subsidiary	100.00
50	Nelnet Insurance Services, LLC	Nebraska	Indirect Subsidiary	100.00
51	Nelnet International Pty Ltd	Australia	Indirect Subsidiary	100.00
52	Nelnet Learning Technologies, LLC	Nebraska	Indirect Subsidiary	100.00
53	Nelnet Loan Acquisition Corporation	Nebraska	Indirect Subsidiary	100.00
54	Nelnet Management Corporation -1	Nevada	Indirect Subsidiary	100.00
55	Nelnet Philippines, Inc.	Philippines	Indirect Subsidiary	100.00
56	Nelnet Private Education Loan Funding, LLC	Delaware	Indirect Subsidiary	100.00
57	Nelnet Private Student Loan Financing Corporation	Nebraska	Indirect Subsidiary	100.00
58	Nelnet Private Student Loan Warehouse-2, LLC	Delaware	Indirect Subsidiary	100.00
59	Nelnet Private Student Loan Warehouse-I, LLC	Delaware	Indirect Subsidiary	100.00
60	Nelnet Real Estate Ventures, LLC	Nebraska	Indirect Subsidiary	100.00
61	Nelnet Sales Co., LLC	Nebraska	Indirect Subsidiary	100.00
62	Nelnet Servicing, LLC	Nebraska	Indirect Subsidiary	100.00
63	Nelnet Solar, LLC	Nebraska	Direct Subsidiary	100.00
64	Nelnet Store, LLC	Nebraska	Indirect Subsidiary	100.00
65	Nelnet Student Loan Depositor, LLC	Nebraska	Indirect Subsidiary	100.00
66	Nelnet Student Loan Funding II Management Corporation	Nebraska	Indirect Subsidiary	100.00
67	Nelnet Student Loan Funding II, LLC	Delaware	Indirect Subsidiary	100.00
68	Nelnet Student Loan Funding III, LLC	Delaware	Indirect Subsidiary	100.00
69	Nelnet Student Loan Funding Management Corporation	Nevada	Indirect Subsidiary	100.00
70	Nelnet Student Loan Funding, LLC	Delaware	Indirect Subsidiary	100.00
71	Nelnet Sustainable Ventures, LLC	Nebraska	Indirect Subsidiary	100.00
72	Nelnet UNL Alliance, LLC	Nebraska	Direct Subsidiary	100.00
73	NHELP – II, LLC	Delaware	Indirect Subsidiary	100.00
74	NHELP – III, LLC	Delaware	Indirect Subsidiary	100.00
75	PaymentSpring, LLC	Nebraska	Indirect Subsidiary	100.00
76	Wachovia Education Loan Funding, LLC	Delaware	Indirect Subsidiary	100.00
77	Community Development Opportunity Fund I, LLC	Nebraska	Direct Subsidiary	99.91
78	Bodega Avenue Solar LLC	California	Indirect Subsidiary	99.00
79	Briggs Solar Lessee, LLC	Rhode Island	Indirect Subsidiary	99.00
80	C2 CT Fund 1 Holdings, LLC	Delaware	Indirect Subsidiary	99.00
81	GSPP NN Fund II, LLC	New York	Indirect Subsidiary	99.00
82	Iris 3 TenantCo, LLC	Delaware	Indirect Subsidiary	99.00
83	Kearsarge NYMA MT, LLC	Massachusetts	Direct Subsidiary	99.00
84	NY CSG 2 Holdings, LLC	Delaware	Indirect Subsidiary	99.00
85	RenewProp Lessee 1, LLC	Delaware	Indirect Subsidiary	99.00
86	RenewProp Lessee 2, LLC	Delaware	Indirect Subsidiary	99.00
87	RenewProp Lessee 5, LLC	Delaware	Indirect Subsidiary	99.00
88	Solar Projectco 12 Tenant, LLC	Delaware	Indirect Subsidiary	99.00
89	Virgo Charlestown NY Holdco, LLC	Delaware	Direct Subsidiary	99.00

90	Virgo Skipjack Holdco, LLC	Delaware	Direct Subsidiary	99.00
91	1st Source Solar 2, LLC	Delaware	Direct Subsidiary	90.00
92	1st Source Solar 3, LLC	Delaware	Direct Subsidiary	90.00
93	1st Source Solar 5, LLC	Delaware	Direct Subsidiary	90.00
94	1st Source Solar 6, LLC	Delaware	Indirect Subsidiary	90.00
95	Whitetail Rock Capital Management, LLC	Nebraska	Indirect Subsidiary	90.00
96	Whitetail Rock Fund Management, LLC	Nebraska	Indirect Subsidiary	90.00
97	SRC Partnership 2, LLC	Delaware	Indirect Subsidiary	89.10
98	SSI MN Tranche 1, LLC	Delaware	Indirect Subsidiary	89.10
99	Virgo KAM Holdco, LLC	Delaware	Indirect Subsidiary	89.10
100	Wenonah Holdings LLC	Delaware	Indirect Subsidiary	89.10
101	44 Trade Center, LLC	Missouri	Indirect Subsidiary	85.00
102	TC Westport, LLC	Missouri	Indirect Subsidiary	85.00
103	Community Development Opportunity Fund II, LLC	Nebraska	Direct Subsidiary	68.93
104	DU Univ Lofts GP LLC	Delaware	Indirect Subsidiary	67.87
105	1867 - NelKSI, LLC	Nebraska	Indirect Subsidiary	65.00
106	WPC-NN CHULA I-5 JV, LLC	Delaware	Indirect Subsidiary	65.00
107	Harvest 960, LP	Pennsylvania	Indirect Subsidiary	59.33
108	330-333 Building Acquisition Corporation	Nebraska	Indirect Subsidiary	50.00
109	330-333 Building, LLC	Nebraska	Indirect Subsidiary	50.00
110	401 Building Acquisition Corporation	Nebraska	Indirect Subsidiary	50.00
111	401 Building, LLC	Nebraska	Indirect Subsidiary	50.00
112	4600 Innovation Drive, LLC	Nebraska	Indirect Subsidiary	50.00
113	7200 WorldCom, LLC	Nebraska	Indirect Subsidiary	50.00
114	BenefitEd, LLC	Nebraska	Indirect Subsidiary	50.00
115	Canopy Park, LLC	Nebraska	Indirect Subsidiary	50.00
116	Community Development Opportunity Fund IV, LLC	Nebraska	Direct Subsidiary	50.00
117	EADO, LLC	Nebraska	Indirect Subsidiary	50.00
118	Invite Education, LLC	Delaware	Direct Subsidiary	50.00
119	LT&T Collection, LLC	Nebraska	Indirect Subsidiary	50.00
120	Lumberworks Lofts Acquisition Corporation	Nebraska	Indirect Subsidiary	50.00
121	Lumberworks Lofts, LLC	Nebraska	Indirect Subsidiary	50.00
122	Nelnet-Kearsarge Solar, LLC	Nebraska	Indirect Subsidiary	50.00
123	NGWeb Solutions, LLC	Nebraska	Indirect Subsidiary	50.00
124	PI Timberline, LLC	Missouri	Direct Subsidiary	50.00
125	Telegraph Lofts West, LLC	Nebraska	Indirect Subsidiary	50.00
126	West Haymarket Holding Company, LLC	Nebraska	Indirect Subsidiary	50.00
127	Telegraph Flats, LLC	Nebraska	Indirect Subsidiary	49.96
128	Iris 3 Landlord, LLC	Delaware	Indirect Subsidiary	48.51
129	RenewProp Lessor 1, LLC	Delaware	Indirect Subsidiary	48.51
130	RenewProp Lessor 2, LLC	Delaware	Indirect Subsidiary	48.51
131	RenewProp Lessor 5, LLC	Delaware	Indirect Subsidiary	48.51
132	Solar Projectco 12 Landlord, LLC	Delaware	Indirect Subsidiary	48.51
133	1867 - Kear21, LLC	Nebraska	Indirect Subsidiary	46.00
134	Kearsarge NN Fund II MT, LLC	Massachusetts	Indirect Subsidiary	45.54
135	ALLO Arizona, LLC	Nebraska	Indirect Subsidiary	45.04
136	ALLO Ashland, LLC	Nebraska	Indirect Subsidiary	45.04

137	ALLO Columbus, LLC	Nebraska	Indirect Subsidiary	45.04
138	ALLO Communications, LLC	Nebraska	Indirect Subsidiary	45.04
139	ALLO Fremont, LLC	Nebraska	Indirect Subsidiary	45.04
140	ALLO Grand Island, LLC	Nebraska	Indirect Subsidiary	45.04
141	ALLO Greeley, LLC	Nebraska	Indirect Subsidiary	45.04
142	ALLO Holdings, LLC	Nebraska	Direct Subsidiary	45.04
143	ALLO Hudson, LLC	Nebraska	Indirect Subsidiary	45.04
144	ALLO Intermediate Holdings, LLC	Nebraska	Indirect Subsidiary	45.04
145	ALLO Kearney, LLC	Nebraska	Indirect Subsidiary	45.04
146	ALLO Milford, LLC	Nebraska	Indirect Subsidiary	45.04
147	ALLO Seward, LLC	Nebraska	Indirect Subsidiary	45.04
148	ALLO Sidney, LLC	Nebraska	Indirect Subsidiary	45.04
149	ALLO Valentine, LLC	Nebraska	Indirect Subsidiary	45.04
150	ALLO Wayne, LLC	Nebraska	Indirect Subsidiary	45.04
151	ALLO York, LLC	Nebraska	Indirect Subsidiary	45.04
152	Lincoln Lodging, LLC	Nebraska	Indirect Subsidiary	45.00
153	KSI II Holdco D, LLC	Delaware	Indirect Subsidiary	43.55
154	Summerset Associates, LLC	Missouri	Indirect Subsidiary	42.50
155	Brookhollow Business Park, LLC	Nevada	Indirect Subsidiary	37.50
156	Kearsarge NYMA, LLC	Massachusetts	Indirect Subsidiary	34.65
157	Atrium Building, LLC	Nebraska	Indirect Subsidiary	34.47
158	12100.5 West Center, LLC	Nebraska	Indirect Subsidiary	33.33
159	Florence Business Center, LLC	Kentucky	Direct Subsidiary	33.33
160	Iris 1 TenantCo, LLC	Delaware	Indirect Subsidiary	27.90
161	1867 - NELKSI21, LLC	Nebraska	Indirect Subsidiary	27.00
162	KSI II Holdco E, LLC	Delaware	Indirect Subsidiary	26.73
163	GSPP NN Fund IV, LLC	New York	Indirect Subsidiary	25.20
164	Enfield Distribution Center, LLC	Connecticut	Direct Subsidiary	25.00
165	Portsmouth Distribution Center, LLC	Virginia	Direct Subsidiary	25.00
166	TDP Phase Three - NMTC, LLC	Nebraska	Indirect Subsidiary	25.00
167	TDP Phase Three, LLC	Nebraska	Indirect Subsidiary	25.00

Note: This list does not include Nelnet Student Loan Trusts utilized in asset backed security financings.